SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             BUYERS UNITED, INC.
               (Name of Registrant as Specified in Its Charter)

                       Commission File Number: 0-26917

                                Not Applicable
    (Name of Persons Filing Proxy Statement If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:_________________________
2) Aggregate number of securities to which transaction applies:_________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): __________________________
4)   Proposed maximum aggregate value of transaction:___________________________
5)   Total fee paid:_______________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:__________________________________
2)   Form, Schedule or Registration Statement No.:________________
3)   Filing Party:________________________________________
4)   Date Filed:__________________________________________

                             BUYERS UNITED, INC.
                           14870 Pony Express Road
                            Bluffdale, Utah 84065

                        ANNUAL MEETING OF STOCKHOLDERS
                                June 17, 2003

                          PROXY STATEMENT AND NOTICE
                           SOLICITATION OF PROXIES

     The Annual Meeting of the Stockholders (the "Annual Meeting") of Buyers United, Inc., a Delaware corporation (referred to herein sometimes as "Buyers United" or "the Company"), will be held at 10:00 a.m., on June 17, 2003, at 14870 Pony Express Road, Bluffdale, Utah. The Board of Directors is soliciting the enclosed proxy through this proxy statement for use at the Annual Meeting and at any adjournment thereof.

     The purpose of the Annual Meeting is to propose and vote on the following items:

     (1) Election of Theodore Stern, Gary Smith, Edward Dallin Bagley and Steve Barnett as Directors of Buyers United to serve for a term of one year and until their successors are duly elected and qualified;

     (2) Ratify the appointment of Crowe Chizek and Company LLC, as Buyers United's independent public accountants for 2003;

     (3)  Approve the director Stock Option Plan; and

     (4) Conduct all other business as may properly come before the Annual Meeting or any adjournments thereof.

     Please sign your name exactly as it appears on the proxy. If you receive more than one proxy because of shares registered in different names or addresses, you must complete and return each proxy in order to vote all shares that you hold.

     All proxies will be voted as specified. In the absence of specific instructions, your proxy will be voted FOR proposals (1), (2) and (3). Proxies will be voted in the discretion of the proxy holder on any other business coming before the Annual Meeting, including any stockholder proposal or other matter not included in this proxy statement of which Buyers United did not receive notice prior to February 28, 2003.

     You may revoke your proxy by delivering a written notice of revocation to Buyers United's corporate secretary at any time prior to the Annual Meeting, by executing a later-dated proxy with respect to the same shares, or by attending the Annual Meeting and voting in person.

     Proxies will be solicited primarily by mail, but may also include telephone, telegraph, or oral communication by officers or regular employees. Officers and employees will receive no additional compensation for soliciting proxies. All costs of soliciting proxies will be borne by Buyers United.

     This Proxy Statement serves as notice of the Annual Meeting, a description of the proposals to be addressed at the Annual Meeting, and a source of information on Buyers United and its management. The approximate mailing date of the Proxy Statement and Proxy to stockholders is May 9, 2003.

OUTSTANDING SHARES AND VOTING RIGHTS

     Record Date. Stockholders of record at the close of business on May 2, 2003 ("Record Date"), are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Shares Outstanding. As of May 2, 2003, a total of 6,330,213 shares of Buyers United's common stock were outstanding and entitled to vote at the Annual Meeting. As of the Record Date, Buyers United had two classes of preferred stock outstanding, Series A Convertible Preferred Stock and Series B convertible Preferred Stock, that are not entitled to vote on any of the matters to be voted upon by stockholders at the Annual Meeting.

     Voting Rights and Procedures. Each outstanding share of common stock is entitled to one vote on all matters submitted to the stockholders' vote. Buyers United's Bylaws and Delaware law require the presence, in person or by proxy, of a majority of the outstanding shares entitled to vote to constitute a quorum to convene the Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     Stockholder Proposals for the 2004 Annual Meeting. Proposals from stockholders intended to be included in this proxy statement for the Annual Meeting in 2004 must be received by Buyers United's Secretary on or before February 27, 2004, and may be omitted unless the submitting stockholder meets certain requirements. It is suggested that the proposal be submitted by certified mail, return-receipt requested.

     You may present your own proposal at the Annual Meeting in 2004 without including the proposals in the proxy statement. However, if the Company does not receive notice of this proposal on or before February 27, 2004, any proxy returned to Buyers United conferring discretionary authority to vote may be voted at the proxy holder's discretion on your proposal.

WHERE TO FIND INFORMATION ON US

     Our corporate website is http://www.buyersonline.com. We make available on this website, free of charge, access to our Annual Report on Form 10-KSB, Quarterly Reports on Form 10-QSB, Current Reports on Form 8-K, Proxy Statement on Schedule 14A and amendments to those materials filed or furnished pursuant to
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 as soon as reasonably practicable after we electronically submit such material to the Securities Exchange Commission. In addition, the Commission's website is http://www.sec.gov. The Commission makes available on its website, free of charge, reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the Commission.

                            ELECTION OF DIRECTORS
                               (PROPOSAL NO. 1)

     At the Annual Meeting, all Buyers United directors will be elected to serve until the annual meeting of stockholders in the year 2004.

      The Board nominates for election as Directors:

        Theodore Stern   Gary Smith   Edward Dallin Bagley   Steve Barnett

     Set forth below under the caption "DIRECTORS AND EXECUTIVE OFFICERS," is information on the age, presently held positions with Buyers United, principal occupation now and for the past five years, other directorships in public companies, and tenure of service with Buyers United as a director, for each of the nominees.

Vote and Recommendation

     Each director is elected by vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by our Board.

The Board Recommends a Vote "FOR" The Nominees

        RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                               (PROPOSAL NO. 2)

     The accounting firm of Crowe Chizek and Company LLC, has been approved by the Board, upon recommendation by its Audit Committee, to serve as Buyers United's independent public accountants for 2003, subject to approval by the stockholders by an affirmative vote of a majority of the outstanding shares of our common stock represented at the Annual Meeting. Crowe, Chizek and Company has served as the Company's independent auditors since February 2002. The Board has been advised that neither Crowe Chizek and Company LLC nor any of its members or associates has any relationship with the Company or any of its affiliates, except in their capacity as independent public accountants.

     Buyers United is not required to submit selection of our independent accountants to a vote of stockholders for approval. We do so as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and Board of Directors will reconsider whether to retain Crowe Chizek and Company LLC, and may retain the firm or another without submitting the matter the stockholders. Even if the selection is ratified, the Audit Committee and the Board of Directors may, in their discretion, direct the appointment of different independent accountants at any time during the year if they determine that such change is in the best interest of the Company and its stockholders.

     During 2002 Crowe Chizek and Company LLC audited Buyers United's consolidated financial statements, reviewed financial information in filings with the Securities and Exchange Commission, and provided tax services. Fees for services rendered in 2002 by Crowe Chizek and Company LLC are as follows:

      Audit fees                                                  $   52,275
      Audit related services                                          33,375
      All other fees (substantially tax preparation)                  26,713
                                                                  ----------
         Total                                                    $  112,363
                                                                  ==========

     It is not expected that a representative of Crowe Chizek and Company LLC will be present at the Annual Meeting to respond to questions from stockholders.

Vote and Recommendation

     The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy is required to approve the selection of Crowe Chizek and Company LLC to serve as Buyers United's independent auditors for 2003. Broker non-votes will be treated as unvoted for purposes of determining approval of Proposal 2 and will not be counted as votes for or against Proposal 2. Properly executed, unrevoked proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in this proxy statement.

The Board Recommends a Vote "For" the Ratifying the Appointment of Crowe Chizek and Company LLC.

Change in Certifying Accountant

     On  February  20,  2002,   Buyers  United  dismissed  Arthur  Andersen  LLP
("Andersen") as its independent certified public accountants. The change was recommended by our Audit Committee and approved by the Board.

     Andersen performed audits of our financial statements for each of the years ended December 31, 2000 and 1999. Their audit reports did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for paragraphs emphasizing Buyers United's going concern contingencies.

     During the three-year period ended December 31, 2001, and from that date through February 20, 2002, there have been no disagreements between the Buyers United and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused Andersen to make reference to the subject matter of such disagreements in connection with their reports. Andersen also has never advised Buyers United of any reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

     On February 20, 2002, the Board engaged Crowe, Chizek and Company LLP ("Crowe Chizek") as the Company's new independent certified public accountants. Up to that date, neither Buyers United nor anyone on its behalf consulted Crowe Chizek regarding the application of accounting principles to specific transactions or the type of audit opinion that might be rendered on Buyers United's financial statements.

                    APPROVAL OF DIRECTOR STOCK OPTION PLAN
                               (PROPOSAL NO. 3)

Purpose of Proposal

     At the Annual Meeting, stockholders will be asked to approve the Director Stock Option Plan. Our practice has been to issue options to our directors annually in consideration for their service. In addition, we have granted additional options to the Chairman of the Board and the Chairman of the Audit
Committee because of the additional service required by these positions. Quotations for our common stock now appear on the OTC Bulletin Board operated ay the National Association of Securities Dealers, also known as the NASD. The NASD has been working toward implementing the BBX, which will mandate most of the corporate governance requirements of the NASDAQ SmallCap market. Once the BBX is operational, which is expected to occur later in 2003, the OTC Bulletin Board will be phased out. It is our intention to apply for listing on the BBX, which will subject us to the corporate governance requirements of that market, including the requirement that stock options issued to directors is approved by stockholders. For that reason we are seeking stockholder approval of the Director Stock Option Plan, which formalizes our past practice in granting options to directors and meet the stockholder approval requirement of the BBX.

Summary Description of the Plan

     The following summarizes the principal terms of the plan. Because it is not a complete description of all of the terms and conditions of the plan, the summary is qualified in its entirety by the full text of the Director Stock Option Plan, which is set forth in Appendix I to this proxy statement.

     Purpose. The purposes of the plan are to attract, motivate and retain experienced and knowledgeable directors by offering them opportunities to increase their stock ownership interest in Buyers United.

     Eligibility. Each person serving as a director on the date options are issued under the plan is eligible to participate. The persons serving a Chairman of the Board and Chairman of the Audit Committee on the date options are issued for those positions under the plan are eligible to participate.

     Administration. The plan is administered committee, which is either the Board of Directors or a committee appointed by the Board for such purpose. The Board of Directors has not appointed a committee to administer the plan, so the entire Board is now the committee administering the plan. Subject to the limitations of the plan, the committee has broad authority under the plan, including, for example, the authority:

      (1)   To construe and interpret this plan;
      (2)   To make all other determinations required by this plan;
      (3) To maintain all the necessary records for the administration of this plan; and
      (4) To make and publish forms, rules and procedures for administration of the plan.

     Shares Authorized. The Board has authorized the issuance or delivery of options to purchase an aggregate of 1,000,000 shares of common stock under the plan, subject to customary antidilution and other adjustments provided for in the plan. All shares available for issuance or delivery under the plan are authorized but unissued shares or previously issued shares held as treasury shares.

     Option Awards. Each person serving as a director on March 1 of each year beginning in 2004 is entitled to receive an option to purchase 25,000 common shares at an exercise price per share equal to the average fair market value on that date, but in no event less than the conversion price for the Series B

Convertible Preferred Stock of Buyers United, which is now $2.00 per share. The average fair market value is the average of the public market prices for our common stock over a period of ten days prior to the date the option is issued. On the dates in 2004 the Board appoints the Chairman of the Board and Chairman of the Audit Committee to serve for the next year, each person so appointed is entitled to receive an option to purchase 15,000 common shares at an exercise price per share equal to the average fair market value on that date, but in no event less than the conversion price for the Series B Convertible Preferred Stock of Buyers United. Each option issued under the plan is exercisable over a term of five years. The number of options issuable each year under the plan, as well as options outstanding under the plan, is subject to customary antidilution and other adjustments provided for in the plan. Options issued under the plan are not exclusive and the plan does not limit the authority of the Board or its committees to grant awards or authorize any other compensation, with or without reference to shares, under any other plan or authority.

     Restrictions on Transfer. Options issued under the plan are generally non-transferable, except by will or the laws of descent and distribution.

     Adjustment. The number of shares available for issuance under the plan, the amount of the option awards, the number of shares subject to outstanding options, and the exercise price of outstanding options are subject to adjustment upon certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events.

     Termination of or Changes to the Plan. The Board may amend or terminate the plan, in whole or in part, and does not contemplate seeking shareholder approval for amendments, except to the extent required by applicable law or listing requirements, provided, however, that the Board may not amend the plan to increase the number of authorized shares or expand the class of eligible persons without approval of the shareholders. No amendment or termination may cancel or adversely affect a participant's rights with respect to then outstanding options, without his or her written consent. Buyers United expects that the plan will continue indefinitely, subject to the maximum aggregate share limit stated in the plan.

     Securities Underlying Options. Buyers United expects that the options and the common stock issued on exercise of the options will be issued in reliance on exemptions from registration under the Securities Act of 1933. However, Buyers United may elect in the future to file a registration statement under the Securities Act of 1933 to register the common stock under the plan.

     Income Tax Consequences. There are no federal income tax consequences to an individual or to Buyers United the grant of options under the plan. Upon the exercise of an option, the person exercising will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the option, and Buyers United generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by exercise of an option, the person exercising will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the individual's adjusted tax basis in the shares, which is the exercise price plus the amount of ordinary income recognized at the time the option was exercised.

New Plan Benefits - 2004

     The following chart presents the benefits or amounts that will be received to each of the following persons or groups for the calendar year 2004, assuming persons now holding positions with Buyers United continue to hold those positions through the dates in 2004 when the options are issued.

Name and Principal Position                               Dollar Value(1)     No. of Options
Theodore Stern, Chief Executive Officer                        N/A                 N/A
Paul Jarman, President and Chief Financial Officer             N/A                 N/A
G. Douglas Smith, Executive Vice President                     N/A                 N/A
Kenneth D. Krogue, Chief Operating Officer                     N/A                 N/A
Executive Officers as a Group                                  N/A                 N/A
Non-Executive Officer Employees as a Group                     N/A                 N/A
Non-Executive Officer Directors as a Group (3 persons) (2)     -0-               90,000

Theodore Stern, Director Nominee (3)                           -0-               40,000
Gary Smith, Director Nominee                                   -0-               25,000
Edward Dallin Bagley, Director Nominee                         -0-               25,000
Steve Barnett, Director Nominee (3)                            -0-               40,000
Associate of Director, Executive Officer or Nominee            N/A                 N/A
Other Persons Who Would Receive 5%                             N/A                 N/A

(1) This value is determined on the basis of the difference between the fair market value of the securities underlying the options and the exercise price at April 25, 2003. The fair market value of Buyers United's common stock at April 25, 2003, is determined by the last sale price on that date, which was $1.20 per share.

(2) Includes options to purchase 75,000 shares issuable to three non-executive officer directors and options to purchase 15,000 shares issuable to Chairman of the Audit Committee.

(3) Includes options to purchase 15,000 shares issuable to Mr. Stern as Chairman of the Board and 15,000 shares issuable to Mr. Barnett as Chairman of the Audit Committee.

Vote Required

     The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this item is required for approval of the plan. Abstentions will have the effect of a negative vote on the proposal. If no direction is indicated on the proxy, the shares represented by the proxy will be voted FOR the proposal. "Broker Non-votes" as to the proposal will not affect the outcome of the vote on the proposal. The Board has approved the plan and believes it to be in the best interests of Buyers United and the shareholders. All directors are eligible to participate in the plan and thus have a personal interest in its approval.

The Board of Directors Recommends a Vote "For" Approval of the Director Stock Option Plan.

Equity Compensation Plans

     The following table summarizes information as of December 31, 2002, relating to equity compensation plans of Buyers United pursuant to which grants of options, restricted stock, restricted stock units, or other rights to acquire shares may be granted from time to time:

                                                                                            No. of securities remaining
                                                                                           available for future issuance
                            No. of securities to be issued     Weighted-average exercise     under equity compensation
                             upon exercise of outsanding     price of outstanding options,  plans (excluding securities
Plan Category                 options, warrants & rights           warrants & rights         reflected in column (a))
                                        (a)                              (b)                           (c)
Equity compensation plans              615,347                          $2.31                        584,653
 approved by security holders (1)

Equity compensation plans not        3,192,456                          $2.62                          -0-
 approved by security holders

Total                                3,806,803                          $2.57                        584,653

(1)This is Buyers United's Long Term Stock Incentive Plan adopted in March 1999.

         SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of May 2, 2003, the number and percentage of the outstanding shares of common stock and warrants and options that, according to the information supplied to Buyers United, were beneficially owned by (i) each person who is currently a director, (ii) each executive officer, (iii) all current directors and executive officers as a group and (iv) each person who, to the knowledge of Buyers United, is the beneficial owner of more than five percent of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                            Common       Percent
Name and Address                            Shares     of Class (1)
----------------                            ------     ------------
Principal stockholders:
----------------------

Karl Malone (2)
139 East South Temple Street, Suite #240   1,206,070      16.5
Salt Lake City, UT 84111

Steve Scott (2)
4525 S. Wasatch Blvd., Suite 302             525,000       7.7
Salt Lake City, UT 84124

I-Link Incorporated (2)
9775 Business Park Avenue                  1,285,720      16.9
San Diego, CA 92131

Officers and Directors:

Theodore Stern (3)
2970 One PPG Place                         2,656,205      31.9
Pittsburgh, PA 15222

Gary Smith (3)(4)
14870 Pony Express Road                      587,584       9.0
Bluffdale, UT 84065

Edward Dallin Bagley (3)
2350 Oakhill Drive                         1,322,675      18.2
Salt Lake City, UT 84121

Steve Barnett (3)
666 Dundee Road, Suite 1704                  335,942       5.1
Northbrook, IL 60062

Paul Jarman (3)
14870 Pony Express Road                      529,552       7.9
Bluffdale, UT 84065

G. Douglas Smith (3)(4)
14870 Pony Express Road                      638,768       9.3
Bluffdale, UT 84065

Kenneth D. Krogue (3)
14870 Pony Express Road                      352,226       5.3
Bluffdale, UT 84065

All Executive officers and
  Directors as a Group (7 persons)         6,422,952      58.5

(1) These figures represent the percentage of ownership of the named individuals assuming each of them alone has exercised his or her options or conversion rights to purchase common shares, and percentage ownership of all officers and directors as a group, assuming all purchase and conversion rights held by such individuals are exercised.

(2) The figure for Karl Malone includes Series B Preferred Stock convertible to 500,000 shares of common stock, and warrants to purchase an additional
     500,000 shares of common stock at an exercise price of $2.00 per share. Steve Scott holds options to purchase 525,000 shares of common stock at exercise prices ranging between $2.00 and $5.06 per share. I-Link Incorporated is the beneficial holder of 257,144 shares of Series B Preferred Stock convertible to 1,285,720 shares of common stock, which includes 10,714 shares of Series B Preferred Stock issuable under an earnout agreement in the next 60 days.

(3) These figures include: for Mr. Stern Series A and B Preferred Stock convertible to 377,500 shares of common stock, warrants to purchase 680,000 shares of common stock at exercise prices ranging from $2.00 to $2.50 per share, options to purchase 172,500 shares of common stock at exercise prices ranging from $2.50 to $5.06 per share, and 766,250 common shares for which outstanding promissory notes are convertible at rates of between $2.50 and $2.00; for Mr. Gary Smith options to purchase 190,000 shares at prices ranging from $2.00 to $5.06 per share; for Mr. Bagley Series A and B Preferred Stock convertible to 157,500 shares of common stock, warrants to purchase 275,000 shares of common stock at exercise prices ranging from $2.00 to $2.50 per share, options to purchase 112,500 shares of common stock at exercise prices ranging from $2.50 to $5.06, and 375,000 common shares for which outstanding promissory notes are convertible at the rate of $2.00 per share; for Mr. Barnett Series A Preferred Stock convertible to 20,000 shares of common stock and options to purchase 215,000 shares at exercise prices ranging from $2.00 to $5.06 per share; for Mr. Jarman options to purchase 390,466 shares of common stock at exercise prices ranging from $2.00 to $5.39 per share; for Mr. G. Douglas Smith options to purchase 574,916 shares of common stock at exercise prices ranging from $2.00 to $5.39 per share; and for Mr. Krogue options to purchase 333,770 common stock at exercise prices ranging from $2.00 to $2.70 per share.

(4)  Gary Smith is G. Douglas Smith's father.

                       DIRECTORS AND EXECUTIVE OFFICERS

Directors and Officers

     The following table sets forth the names, ages, and positions with Buyers United for each of the directors and officers.

Name                       Age  Positions (1)                           Since
----                       ---  -------------                           -----
Theodore Stern             73   Chairman of the Board, Chief             1999
                                Executive Officer and Director

Gary Smith                 68   Director                                 1999

Edward Dallin Bagley       64   Director                                 1999

Steve Barnett              61   Director                                 2000

Paul Jarman                33   President and Chief Financial Officer    1997

G. Douglas Smith           33   Executive Vice President                 1997

Kenneth D. Krogue          37   Chief Operating Officer                  2001

     All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualify. Officers serve at the discretion of our Board.

     The following is information on the business experience of each director and officer.

     Theodore Stern retired as senior executive vice president and member of the board of Westinghouse Electric Corporation at the end of 1992, after 34 years of service in a variety of positions with that company. After retiring from Westinghouse Electric, Mr. Stern served as Vice Chairman of the board of Superconductivity, Inc. of Madison, Wisconsin, a small technology company, until it was acquired in April 1997. Mr. Stern currently is a member of the board of

Northern Power Systems of Waitsfield, Vermont, a manufacturer of renewable generation systems. Mr. Stern is also self-employed as a consultant to manufacturing companies.

     Gary Smith was the founder, majority owner, and former President of HealthRider, Inc., an exercise equipment company based in Salt Lake City, Utah. From 1991 until the sale of the business in 1997, he managed and directed every phase of business and sales operations at HealthRider. From 1997 to the present, Mr. Smith has been self-employed as a business consultant and advisor.

     Edward Dallin Bagley has been self-employed as an attorney and investor for the past five years. For the past five years he has served as a director of Tunex International, Inc., Clear One Communications, Inc., and NESCO Corp.

     Steve Barnett has been self-employed for the past five years as a consultant to manufacturing and distribution companies on improving operations and business restructuring. He has continued to purchase and manage privately-held manufacturing companies, as well as serving on the boards of non-owned private companies in connection with his consulting services. Since 1990, Mr. Barnett has been a director of Chicago's Jewish Federation and Jewish United Fund, and a Vice Chairman of the Board of Directors since 1997. Currently, he is a member of the JF/JUF Executive and Overall Planning & Allocations Committees.

     Paul Jarman joined Buyers in March 1997 and currently serves as its President and Chief Financial Officer. Previously, Mr. Jarman was an executive with HealthRider, Inc. He was the Director of Retail Operations managing 250 retail locations and over 1,100 employees with $95 million in annual sales. He managed new product creations in exercise, massage and nutritional products, as well as choosing new products for the retail locations to sell and negotiating pricing with the respective vendors. He earned a Bachelor of Science degree in Accounting from the University of Utah and is a Certified Public Accountant.

     G. Douglas Smith joined Buyers United in April 1997, and is responsible for all aspects of marketing, including brand strategy, advertising, promotions, and corporate communication. For six years prior to April 1997, Mr. Smith served first as the Director of Media and then as Senior Vice President of HealthRider, Inc.

     Kenneth D. Krogue has been with Buyers since its inception and has over fifteen years of management, operational, and call center experience. Prior to joining Buyers, he founded and managed the Inside Sales Call Center at Franklin Covey, a leading provider of time and life management training systems. During his tenure at Franklin, he exceeded management's goals for four years and led the fastest growing department in the company with an average annual growth rate of 150%. Prior to his work with Franklin Covey, Mr. Krogue served as the Marketing Director of Infobases International, Inc., and managed the sales department for a leading Utah-based computer reseller. He received his education from the United States Naval Academy and the University of Utah.

Board Meetings and Committees/Compensation

     The Board met 15 times during the year ended December 31, 2002. All directors attended at least 75% of the meetings of the Board. During 2000, the Board formed the Compensation Committee, the members of which are Edward Dallin Bagley (Chairman), Steve Barnett, and Gary Smith. The Compensation Committee considers salary and benefit matters for the executive officers and key personnel of the Company. The Compensation Committee met twice in 2002, and all director members of the committee attended at least 75% of the meetings. In 2000, the Board also formed the Audit Committee, the members of which are Steve Barnett (Chairman) and Edward Dallin Bagley. The Audit Committee is responsible for financial reporting matters, internal controls, and compliance with the Company's financial polices, and meets with its auditors when appropriate. The Audit Committee met twice in 2002, and all director members of the committee attended the meetings.

     Beginning October 1, 2002, Buyers United is paying to each director a monthly director fee of $1,000. The past practice of the Board is to compensate directors for their annual service by issuing to each of them options to purchase 25,000 shares of common stock exercisable over a term of five years from the date of issue. Pursuant to this practice, each director received 25,000 options in February 2001 and March 2002 with an exercise price of $2.50 per share, and 25,000 options in October 2002 with an exercise price of $2.00 per share. It has also been the past practice of the Board to compensate the Chairman of the Board and the Chairman of the Audit Committee for their annual service by issuing to each of them options to purchase 15,000 shares of common stock exercisable over a term of five years from the date of issue. Pursuant to this practice, Theodore Stern received as Chairman of the Board 15,000 options in February 2001 and March 2002 with an exercise price of $2.50 per share, and 15,000 options in October 2002 with an exercise price of $2.00 per share. Steve Barnett received as Chairman of the Audit Committee 15,000 options in October 2002 with an exercise price of $2.00 per share.

Audit Committee Report

     The Board's Audit Committee assists in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of Buyers United's internal financial controls. The Audit Committee is comprised of two members, one of who is an independent director under the rules adopted by the National Association of Securities Dealers, Inc.

     Management is responsible  for Buyers  United's  internal  controls and the financial reporting process. Crowe Chizek and Company LLC, our independent public accounting firm, is responsible for performing an independent audit of Buyers United's consolidated financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the financial statements. The Audit Committee's responsibility is to monitor these processes through review and discussion with management and representatives of Crowe Chizek and Company LLC.

     The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is presented in Appendix II to this proxy statement. The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. As a result of the adoption of the Sarbanes-Oxley Act of 2002 and rules there under, we expect that after the Annual Meeting the Audit Committee will reassess the charter and recommend to the Board appropriate changes under the new regulatory scheme.

     The Audit Committee has discussed with Crowe Chizek and Company LLC the overall scope of the independent audit. Management represented to the Audit Committee that Buyers United's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. Discussions about the audited financial statements included Crowe Chizek and Company LLC's judgments about the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the accuracy and adequacy of disclosures in the financial statements. The Audit Committee also discussed with the auditors other matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended by SAS No. 90, Audit Committee Communications.

     Crowe Chizek and Company LLC provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee discussed Crowe Chizek and Company LLC's independence with management and representatives of Crowe Chizek and Company LLC, and has satisfied itself as to the independence of Crowe Chizek and Company LLC.

     Based on the Audit Committee's discussions with management and representatives of Crowe Chizek and Company LLC and the Audit Committee's review of the representations of management and the report of Crowe Chizek and Company LLC, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Buyers United's Annual Report on Form 10-KSB for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Steve Barnett, Chairman
                                          Edward Dallin Bagley

Section 16(a) Filing Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors of Buyers United and persons who own more than ten percent (10%) of a registered class of its equity securities to file reports of ownership and changes in their ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission, and forward copies of such filings to Buyers United. Based on the copies of filings received by Buyers United, during the most recent fiscal year the directors, officers, and beneficial owners of more than ten percent (10%) of the equity securities of Buyers United registered pursuant to Section 12 of the

Exchange Act have filed on a timely basis all required Forms 3, 4, and 5 and any amendments thereto, except for Gary Smith, G. Douglas Smith, and Paul Jarman, each of whom filed one Form 4 late, and Karl Malone, who filed three Forms 4 late.

                            EXECUTIVE COMPENSATION

Annual Compensation

     The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to Buyers United for the prior fiscal years ended December 31, 2002, 2001, and 2000, of those persons who were either (i) the chief executive officer during the last completed fiscal year or (ii) one of the other four most highly compensated executive officers as of the end of the last completed fiscal year whose annual salary and bonuses exceeded $100,000 (collectively, the "Named Executive Officers").

                                         Annual        Long Term
                                      Compensation    Compensation
                                      ------------    ------------
                                                       Securities
                                                       Underlying        All Other
Name and Principal Position     Year   Salary ($)   Options/SARs (#)  Compensation ($)
---------------------------     ----  ------------  ----------------  ----------------
Theodore Stern                  2002       -0-           80,000            70,000
  Chairman and Chief            2001       -0-           40,000            70,000
  Executive Officer             2000       -0-           52,500            22,400

Paul Jarman                     2002    125,000          11,668            21,481
  President and Chief           2001    122,710            -0-             57,067
  Financial Officer             2000    113,215         200,000              -0-

G. Douglas Smith                2002    125,000           7,668            21,252
  Executive Vice President      2001    124,405         178,334              -0-
                                2000    113,215         200,000              -0-

Kenneth D. Krogue               2002    123,538         106,739            22,282
  Chief Operating Officer       2001    109,851          40,000            13,866
                                2000     99,000            -0-               -0-

Stock Options

     The following table sets forth certain information with respect to grants of stock options during 2002 to the Named Executive Officers.

                                                   % of Total
                                   Number of      Options/SARs
                                   Securities      Granted to
                                   Underlying     Employees in    Exercise or      Expiration
Name and Principal Position      Options Granted   Fiscal Year  Base Price ($/Sh)     Date
---------------------------      ---------------  ------------  -----------------  ----------
Theodore Stern                       40,000           4.5            $2.50          03/19/07
  Chairman, Chief                    40,000           4.5            $2.00          11/27/07
  Executive Officer

Paul Jarman                          11,668           1.0            $2.50          01/18/07
  President and Chief
  Financial Officer

G. Douglas Smith                      7,668           1.0            $2.50          01/18/07
  Executive Vice President

Kenneth D. Krogue                     5,898           0.7            $2.50          01/18/07
  Chief Operating Officer           100,841          11.3            $2.50          09/04/07

      The following table sets forth certain information with respect to unexercised options held by the Named Executive Officers. No outstanding options held by the Named Executive Officers were exercised in 2002.

                                   Number of Securities           Value of Unexercised
                             Underlying Unexercised Options       In-the-Money Options
                                  At Fiscal Year End (#)        At Fiscal Year End ($) (1)
                             ------------------------------     --------------------------
Name and Principal Position    Exercisable/ Unexercisable       Exercisable/Unexercisable
---------------------------  ------------------------------     --------------------------
Theodore Stern                    172,500 /    -0-                     -0- / -0-
  Chairman, Chief
  Executive Officer

Paul Jarman                       390,466 / 50,000                     -0- / -0-
  President and Chief
  Financial Officer

G. Douglas Smith                  574,916 / 50,000                     -0- / -0-
  Executive Vice President

Kenneth D. Krogue                 333,770 /    -0-                     -0- / -0-
    Chief Operating Officer

___________________________________________

     (1) This value is determined on the basis of the difference between the fair market value of the securities underlying the options and the exercise price at December 31, 2002. The fair market value of Buyers United's common stock at December 31, 2002, is determined by the last sale price on that date, which was $2.00 per share.

Description of Long Term Stock Incentive Plan

     The purpose of the Long Term Stock Incentive Plan (the "Plan") is to provide directors, officers, employees, and consultants with additional incentives by increasing their ownership interests in Buyers United. Directors, officers, and other employees of Buyers United and its subsidiaries are eligible to participate in the Plan. In addition, awards may be granted to consultants providing valuable services to Buyers United. As of March 31, 2002, Buyers United and its affiliates employed approximately 70 individuals who are eligible to participate in the Plan. The Board grants awards under the Plan. Awards may include incentive stock options, non-qualified stock options, stock appreciation rights, stock units, restricted stock, restricted stock units, performance shares, performance units, or cash awards.

     The Board has discretion to determine the terms of an award under the Plan, including the type of award, number of shares or units covered by the award, option price, term, vesting schedule, and post-termination exercise period or payment. Notwithstanding this discretion: (i) the number of shares subject to an award granted to any individual in any calendar year may not exceed 100,000 shares; (ii) the option price per share of common stock may not be less than 100 percent of the fair market value of such share at the time of grant or less than 110% of the fair market value of such shares if the option is an incentive stock option granted to a stockholder owning more than ten percent of the combined voting power of all classes of the stock of Buyers United (a "10% stockholder"); and (iii) the term of any incentive stock option may not exceed 10 years, or five years if the option is granted to a 10% stockholder. As of March 31, 2003, awards in the form of qualified incentive stock options to purchase a total of 615,347 shares were outstanding under the Plan.

     A maximum of 1,200,000 shares of common stock may be subject to outstanding awards, determined immediately after the grant of any award under the Plan. Shares of common stock, which are attributable to awards that have expired, terminated, or been canceled or forfeited during any calendar year, are available for issuance or use in connection with future awards.

      The Plan was effective March 11, 1999, and is not limited in duration. No incentive stock option may be granted more than 10 years after the effective date. The Plan may be amended by the Board without the consent of the stockholders, except that stockholder approval is required for any amendment that materially increases the aggregate number of shares of stock that may be issued under the plan or materially modifies the requirements as to eligibility for participation in the Plan.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The  following  discussion  includes  certain   relationships  and  related
transactions that occurred during Buyers United's fiscal years ended December 31, 2002 and 2001.

Transactions with Theodore Stern

     Beginning in January 2001, and continuing into 2003, Theodore Stern, the Chairman of the Board of Directors and Chief Executive Officer, made loans to Buyers United for working capital purposes. All of the loans bear interest at the rate of 12 percent per annum and are unsecured. In consideration for many of the loans, we issued common stock to Mr. Stern and recorded the value of the stock at the market price on the date of issuance. The following table shows the date and principal amount of the loans, the maturity dates, the number of shares of common stock issued in consideration for the loans, and the value of the common stock:

Date of Loan       Maturity Date      Principal Amount ($)  Number of Shares  Value of Shares ($)
------------       -----------------  --------------------  ----------------  -------------------
January 4, 2001      July 5, 2004           180,000              20,000              22,500
January 19, 2001     July 5, 2004           100,000              10,000              22,500
February 15, 2001    July 5, 2004            10,000               1,000               1,500
March 26, 2001       July 5, 2004           100,000              10,000              10,312
June 5, 2001         July 5, 2004           500,000*             50,000              60,000
June 15, 2001        July 5, 2004           150,000*             15,000              18,750
June 21, 2001        July 5, 2004           100,000*             10,000              12,500
June 26, 2001        July 5, 2004            50,000*              5,000               6,250
July 6, 2001         July 5, 2004           100,000*             10,000              11,000
July 18, 2001        July 5, 2004           150,000*             15,000              12,750
August 30, 2001      July 5, 2004           275,000*             27,500              22,000
September 5, 2001    July 5, 2004           100,000*             10,000               8,500
September 19, 2001   July 5, 2004           100,000*             10,000               6,800
October 15, 2001     July 5, 2004            50,000*             10,000               6,100
December 12, 2001    July 5, 2004           100,000*             10,000               6,400
January 18, 2002     July 5, 2004           100,000*             10,000              10,000
December 20, 2002  December 20, 2004        112,500**              -0-                 -0-
February 28, 2003    July 1, 2004           100,000                -0-                 -0-
                                      --------------------  ----------------  -------------------
      Total                               2,377,500             223,500             237,862
                                      ====================  ================  ===================

* - indicates the note is convertible into common stock at a rate of $2.50 ** - indicates the note is convertible into common stock at a rate of $2.00

     Interest on the last two notes is payable monthly. Interest on all but the last two notes accrue monthly, with the accumulated, then-owed amount to be paid in full on July 5, 2003. Thereafter, interest on those notes will also be payable monthly.

     In October 2000, the Board approved a consulting agreement with Mr. Stern. Under the agreement Mr. Stern receives a monthly fee of $6,000 in connection with duties performed as our Chief Executive Officer. He earned $70,000 in both 2001 and 2002 under this arrangement, and $6,000 remained unpaid as of December 31, 2002.

     Mr. Stern also loaned Buyers United $100,000 in December 2000. We issued a promissory note payable on demand accruing interest at 12% secured by our accounts receivable. If the note was not paid by February 1, 2001, 10,000 shares of common stock were to be issued in consideration of the non-payment. The note was not repaid at that time, the 10,000 shares were issued to Mr. Stern, and the note remains an outstanding obligation. The shares were valued at $16,562 based on the then current market price.

     In July 2001, Mr. Stern loaned $400,000 to Buyers United. In lieu of regular interest or shares of stock, we agreed to pay to Mr. Stern a monthly fee equaling two percent of the monthly billings of two of our wholesale telecommunications carriers. The loan was needed at a time when Buyers United was in the process of negotiating lower rates with the carriers in anticipation of higher monthly services obtained for resale purposes. This loan was repaid during the fourth quarter of 2002.

     In  November  2001,  we  agreed  to issue  50,000  shares  to Mr.  Stern in consideration of extending the maturity date of the June 5, 2001 $500,000 promissory note to July 5, 2003. The value of the shares was recorded at $31,500. On December 4, 2001, we agreed to issue 156,500 shares to Mr. Stern in consideration of extending the maturity date of the remaining $1,565,000 then owing in notes payable listed above to July 5, 2003. The value of the shares was recorded at $93,900. All these notes were later extended further to July 5, 2004, but no additional compensation was paid to Mr. Stern.

     In August 2001, Buyers United issued 10,500 shares to Mr. Stern in consideration of him providing a personal guaranty to RFC Capital Corporation on our financing arrangement. The guaranty related to potential additional liability due in connection with excise tax assessments owing during 2000 and paid in 2001 and 2002. The shares were valued at $9,975 based on the then current market price.

     In September 2001, Buyers United issued 25,000 shares to Mr. Stern in consideration for Mr. Stern's personal guaranty of Buyers United's payment obligations under a new contract with Global Crossing Communications, Inc., that provides telecommunication services to us for resale. The shares were valued at $17,500 based on the then current market price.

     In February 2002, Mr. Stern gave his personal guaranty of up to $250,000 of obligations arising under our resale contract with MCI WorldCom, Inc. In consideration for providing the guaranty, we issued 25,000 shares to Mr. Stern valued at $30,750 based on the then current market price.

     In December 2002, Mr. Stern participated in providing funding for a deposit in connection with acquiring customers from Touch America, Inc. The total amount raised was $3,187,500, of which total Mr. Stern contributed $137,500 under terms identical to the other unaffiliated investors. All the unsecured promissory notes bear interest at 10 percent, payable monthly. Principal payments are also due monthly, based on 10 percent of the net billings collected from the Touch America customers during the prior calendar month, and the notes have no maturity date.

     On January 15, 2003, Mr. Stern gave his personal guaranty of up to $250,000 of obligations arising under a resale contract with Williams Communications. In consideration for providing the guaranty, we issued 15,000 shares to Mr. Stern valued at $36,300 based on the then current market price.

Transactions with other related parties

     In October 2000, the Board approved a two-year consulting arrangement with Gary Smith, a member of the Board. No fees were actually paid to Mr. Smith during 2000, and up through October 2002, Mr. Smith was paid $110,000 in fees under his consulting arrangement.

     In March 2001, Buyers United entered into three-year marketing contracts with Karl and Kay Malone, holders of Series B Convertible Preferred Stock and warrants. Under the terms of the contracts, 100,000 shares of common stock were issued. The value of the shares was recorded at that day's market trading price of $1.25, or $125,000. Consideration granted under the contracts' terms also included an option to purchase up to 150,000 additional shares of common stock at $2.50 per share. During 2002 one of the contracts was cancelled, and the option to purchase common shares was rescinded.

     In May 2001, Buyers United issued 100,000 shares of common stock to Gary Smith. The value of the shares was recorded at that day's market trading price of $1.45, or $145,000. The shares were issued in consideration of Mr. Smith encumbering certain real property to provide collateral for a promissory note in the principal amount of $1,050,000 owed by Buyers United to George Brimhall.

     On January 15, 2002, Paul Jarman, G. Douglas Smith, and Kenneth D. Krogue made unsecured loans to Buyers United in the total principal amount of $79,998, due July 15, 2003 and bearing interest at the rate of 12 percent per annum. In consideration for making the loans, Buyers United agreed to issue a total of 7,998 shares to these individuals valued at $8,798 based on the market price on the date of issuance.

     At the end of 2002 and during the first week of January 2003, Edward Dallin Bagley made two-year unsecured loans to Buyers United aggregating $750,000. The notes bear interest at 12 percent payable monthly, and are convertible into 375,000 shares of common stock (conversion rate of $2.00 per share).

     In February 2003, Buyers United issued a 12 percent unsecured promissory note to Steve Barnett in exchange for a loan of $50,000. Interest is payable monthly and the loan matures on July 1, 2004.

                                 FORM 10-KSB

     Upon written request, the Company will provide to stockholders, without charge, a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission. Requests should be directed to Kimm Partridge, Secretary, Buyers United, Inc., 14870 Pony Express Road, Bluffdale, Utah 84065. This Report is also available from the Securities and Exchange Commission's Internet web site, http://www.sec.gov.

                                OTHER MATTERS

     As of the date of this Proxy Statement, the Board knows of no other matters that may come before the Annual Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Annual Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

     Please sign the enclosed proxy and return it in the enclosed return envelope.

Dated:  May 9, 2003

                                                                    Appendix I

                          DIRECTOR STOCK OPTION PLAN

     1. Purposes and Authorized Shares. The purposes of the Director Stock Option Plan (the "Plan") of Buyers United, Inc. are to attract, motivate and retain eligible directors of the Company and to encourage directors to increase their stock ownership in the Company. An aggregate number not to exceed 1,000,000 Shares of Common Stock (subject to adjustments contemplated by Section 4.3) may be delivered pursuant to this Plan. Such shares shall be authorized but unissued shares of Common Stock or previously issued shares held as treasury shares.

     2. Definitions. Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary:

     ACC Award Date means, for the Audit Committee Chairman, the date of the meeting of the Board during the Year at which the Audit Committee and Audit Committee Chairman are appointed to serve for the next 12-month period.

     Audit Committee means the audit committee of the Board as the same may be constituted from time to time by resolution of the Board, and the Audit Committee Chairman is the Director appointed by the Board as chairman of said committee.

     Average Fair Market Value means the average of the Fair Market Values of a share of Common Stock during the last 10 trading days preceding the applicable Award Date.

     Board means the Board of Directors of the Company.

     Board Chairman means the Chairman of the Board.

     Chairman Award Date means, for the Board Chairman, the date of the meeting of the Board at which the Board Chairman is appointed to serve for the next 12-month period.

     Code means the Internal Revenue Code of 1986, as amended.

     Common Stock means the Common Stock of the Company, subject to adjustment pursuant to Section 4.3.

     Committee means the Board or a Committee of the Board acting under delegated authority from the Board.

     Company means Buyers United, Inc., a Delaware corporation, and its successors and assigns.

     Conversion Price means the "Conversion Price" as that term is defined and adjusted in accordance with the Certificate of Designation of Series B Convertible Preferred Stock filed with the Secretary of State, state of Delaware, on September 28, 2000.

     Director Award Date means March 1 of each Year.

     Director means a member of the Board.

     Effective Date means April 28, 2003.

     Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

     Fair Market Value means on any date the average of the high and low prices of the Common Stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal or otherwise reliably reported, of the principal securities exchange or market on which the Common Stock is so listed, admitted to trade, or quoted or, if there is no trading of the Common Stock on such date, then the average of the high and low prices of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Shares. If the Common Stock is not so listed, admitted or quoted, but is traded in the over-the-counter market, the average of the high "bid" and high "asked" quotation of a share of Common Stock on such date as reported on the OTC Bulletin Board.

     Option Price means the price per share at which an option issued under the Plan may be exercised to purchase one share of Common Stock, as adjusted from time to time under Section 4.3.

     Plan means this Director Stock Option Plan of the Company.

     Year means each calendar year during the term of this Plan, commencing with the year 2004.

     3. Participation. Each person serving as a Director on the Director Award Date shall participate as a Director in the Plan; provided, that a Director may, at his or her discretion, decline to participate in the Plan for any given Year by giving written notice of such waiver to the Company on or before the Director Award Date of that Year. The person appointed to serve as the Board Chairman on the Chairman Award Date shall participate as such chairman in the Plan; provided, that the Board Chairman may, at his or her discretion, decline to participate in the Plan for any given Year by giving written notice of such waiver to the Company on or before the Chairman Award Date of that Year. The person appointed to serve as the Audit Committee Chairman on the ACC Award Date shall participate as such chairman in the Plan; provided, that the Audit Committee Chairman may, at his or her discretion, decline to participate in the Plan for any given Year by giving written notice of such waiver to the Company on or before the ACC Award Date of that Year.

     4. Options. Each Director participating in the Plan on the Director Award Date shall be issued on that date an option to purchase 25,000 shares (which number as stated in the Plan is subject to adjustment pursuant to Section 4.3) of Common Stock with an exercise price per share equal to the Average Fair Market Value on that date, but in no event less than the Conversion Price. The Board Chairman participating in the Plan on the Chairman Award Date shall be issued on that date an option to purchase 15,000 shares (which number as stated in the Plan is subject to adjustment pursuant to Section 4.3) of Common Stock with an exercise price per share equal to the Average Fair Market Value on that date, but in no event less than the Conversion Price. The Audit Committee Chairman participating in the Plan on the ACC Award Date shall be issued on that date an option to purchase 15,000 shares (which number as stated in the Plan is subject to adjustment pursuant to Section 4.3) of Common Stock with an exercise price per share equal to the Average Fair Market Value on that date, but in no event less than the Conversion Price. The options granted shall have the following additional terms.

     4.1 Option Term. Each option shall expire at the close of business on the date that is five years from the date the option is issued.

     4.2 Limited Transferability. Each option shall be exercisable only by the recipient during his or her lifetime and shall not be transferable or assigned by the recipient other than by will or by the laws of descent and distribution following the recipient's death; provided, that the option may be transferred to a revocable trust of which the recipient is the trustor and primary beneficiary.

     4.3. Adjustment in Shares and Options. The number of shares subject to this Plan, the number of share options issued each Year under Section 4, the shares purchasable under each outstanding option, and the Option Price are subject to adjustment from time to time as set forth below.

     (a) Split. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the number of shares subject to this Plan, the number of share options issued each Year under Section 4, and the number of shares purchasable under each outstanding option will be appropriately increased in proportion to such increase in the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

     (b) Combination. If the number of shares of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the number of shares subject to this Plan, the number of share options issued each Year under Section 4, and the number of shares purchasable under each outstanding option will be appropriately decreased in proportion to such decrease in outstanding shares.

     (c) Option Price Adjustment. Whenever there is an adjustment in the number of the number of shares purchasable under each outstanding option pursuant to the provisions of Sections 4.3(a) or (b), the Option Price shall be adjusted to an amount arrived at by multiplying the Option Price in effect immediately prior to such adjustment in the number of shares by a fraction, the numerator of which shall be the number of shares purchasable upon the exercise of the option immediately before such adjustment and the denominator of which shall be the number of shares purchasable upon the exercise of the option immediately after such adjustment.

     (d) Recapitalization. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4.3) provision shall be made so that the holders of option issued under the Plan shall thereafter be entitled to receive upon exercise of their options the number of shares of stock or other securities or property of the Company or otherwise, to which the holders would have been entitled on such recapitalization assuming each had exercised his or her option immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4.3 with respect to the rights of the holder of this warrant after the recapitalization to the end that the provisions of this Section 4.3 (including adjustment of the Option Price then in effect and the number of shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.

     (e) Consolidation or Merger. If the Company shall consolidate with or merge into another corporation or shall sell, lease, or convey to another corporation the assets of the Company as an entity or substantially as an entity (any one or more of such transactions being a "Corporate Transaction") provision shall be made so that the holders of options shall thereafter be entitled to receive upon exercise of their options the number of shares of stock or other securities or property of the Company or otherwise, to which the holders would have been entitled to receive in such Corporate Transaction assuming they exercised their options immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4.3 with respect to the rights of the holders of this options after the Corporate Transaction to the end that the provisions of this Section 4.3 (including adjustment of the Option Price then in effect and the number of shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.

     4.4 Manner of Exercising Option. In order to exercise an option with respect to all or any part of the shares for which this option is at the time exercisable, the recipient (or in the case of exercise after recipient's death, recipient's executor, administrator, trustee, heir or legatee, as the case may
be) must take the following actions:

     (a) Notice and Payment. Deliver to the Corporate Secretary of the Company an executed notice of exercise in the form adopted from time to time by the Company (the "Exercise Notice") in which there is specified the number of shares that are to be purchased under the exercised option, and pay the aggregate Option Price for the purchased shares through one or more of the following alternatives:

          (1) full payment in cash or by check made payable to the Company's order;

          (2) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at the Average Fair Market Value as of the date the Exercise Notice is delivered to the Company; or

          (3) full payment through a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at the Average Fair Market Value as of the date the Exercise Notice is delivered to the Company and cash or check payable to the Company's order.

     (b) Delivery. As soon as practical after receipt of the Exercise Notice, the Company shall mail or deliver to or on behalf of the person or persons exercising the option a certificate or certificates representing the purchased shares.

     (c) Fractional Share. In no event may this option be exercised for any fractional share.

     4.5. Compliance with Laws and Regulations. The exercise of options and the issuance of shares upon such exercise shall be subject to compliance by the Company and the holders of the options with all applicable requirements of law relating thereto and with all applicable regulations of any securities exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance. Any securities delivered under this Plan shall be subject to prior registration or such restrictions as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as it may reasonably request to assure such compliance.

     4.6. Liability of Company. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to an option issued under the Plan shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company shall use its best efforts to obtain all such approvals.

     4.7. Notices. Any notice required to be given or delivered to the Company under the terms of options issued under the Plan shall be in writing and addressed to the Company in care of the Company Secretary at the Company's principal offices at 14870 Pony Express Road, Bluffdale, UT 84065. Any notice required to be given or delivered to holders of the options shall be in writing and addressed to him or her at the address listed in the books and records of the Company. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U. S. Mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

     4.8. Non-Statutory Stock Option. All option issued under the Plan are non-statutory stock options and each recipient shall make appropriate arrangements with the Company for the satisfaction of all Federal, state or local income and employment tax withholding requirements applicable to the exercise of his or her option.

     5. Administration

     5.1 The Administrator. The Administrator of this Plan shall be the Board as a whole or a Committee as appointed from time to time by the Board to serve as administrator of this Plan. The participating members of any Committee so acting shall include, as to decisions in respect of participants who are subject to
Section 16 of the Exchange Act, only those members who are Non-Employee Directors (as defined in Rule 16b-3 promulgated under the Exchange Act). Members of the Committee shall not receive any additional compensation for administration of this Plan.

     5.2 Committee Action. A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a participant in this Plan. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or (assuming compliance with Section 5.1) by unanimous written consent of its members.

     5.3 Rights and Duties; Delegation and Reliance; Decisions Binding. Subject to the limitations of this Plan, the Committee shall be charged with the general administration of this Plan and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

          (1) To construe and interpret this Plan;

          (2) To make all other determinations required by this Plan;

          (3) To maintain all the necessary records for the administration of this Plan; and

          (4) To make and publish forms, rules and procedures for administration of the Plan.

     The determination of the Committee made in good faith as to any disputed question or controversy and the Committee's determination, including decisions as to adjustments under Section 4.3, shall be conclusive and binding for all purposes of this Plan. In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and (ii) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons' professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons. The Committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Company.

     6. Plan Changes and Termination

     6.1 Amendments. Subject to Section 8.9, the Board shall have the right to amend this Plan in whole or in part from time to time or may at any time suspend or terminate this Plan; provided, however, that, except as contemplated by
Section 4.3, no amendment or termination shall cancel or otherwise adversely affect in any way, without his or her written consent, any holder's rights with respect to then outstanding options; provided further, that no amendment shall increase the number of authorized shares under Section 1 or expand the class of eligible individuals to include employees unless the Company's shareholders approve the amendment. Any amendments authorized hereby shall be stated in an instrument in writing, and all persons participating in this Plan shall be bound thereby upon receipt of notice of the amendment.

     6.2 Term. It is the current expectation of the Company that this Plan shall continue indefinitely, subject to the number of shares available for issuance under this Plan. Continuance of this Plan, however, is not assumed as a contractual obligation of the Company. If the Board decides to discontinue or terminate this Plan, it shall notify the Committee and participants in this Plan of its action in writing, and this Plan shall be terminated at the time set forth on the notice. No benefits shall accrue in respect of options after a discontinuance or termination of this Plan.

     7. Miscellaneous

     7.1 Governing Law; Severability. The validity of this Plan or any of its provisions shall be construed, administered and governed in all respects under the laws of the State of Delaware. If any provisions of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     7.2 Plan Construction. It is the intent of the Company that transactions pursuant to this Plan satisfy and be interpreted in a manner that satisfies the applicable conditions for exemption under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") so that to the extent consistent therewith the distribution of options and shares hereunder will be entitled to the benefits of Rule16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability there under.

     7.3 Headings Not Part of Plan. Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of the provisions hereof.

     7.4 Shareholder Approval. The Plan shall be subject to approval by the Company's shareholders. To the extent required under applicable law or listing agency rules or deemed necessary or advisable by the Board, any amendment to the Plan shall be subject to shareholder approval.

                                                                   Appendix II

                             BUYERS UNITED, INC.
                           AUDIT COMMITTEE CHARTER

The Audit  Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial reporting process and the internal systems regarding finance, accounting and legal statements of the Company, and (2) the independence and performance of the Company's internal and external accountants and auditors.

The Audit Committee shall consist of one or more members as determined from time to time by the Board and in no event shall a majority of the Audit Committee be comprised of non-independent directors. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Smallcap Market. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 reports.

4. Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Company's financial statements, for proper reporting and disclosure.

5. Review with management and the independent auditor the Company's quarterly earnings press release prior to the filing of its Form 10-QSB, including the results of the independent auditors' reviews of the quarterly financial statements. The Chair of the Audit Committee may serve as a representative of the Audit Committee for this review.

6. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7.   Review major changes to the Company's accounting principles and practices.

8. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

9. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

10.  Approve the fees to be paid to the independent auditor for audit services.

11. Approve the retention of the independent auditor for any non-audit service and the fee for such service.

12. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate actions to satisfy itself of the independence of the auditor.

13. Evaluate, together with the Board, the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

14. Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account.

15. Inquire with the engagement team regarding any disagreements with the national office.

16. Review the appointment and replacement of the Company's senior accounting personnel.

17. Review the significant reports to management prepared by the Company's senior accounting personnel.

18. Meet with the independent auditor prior to the audit to review 1) the scope; 2) the staffing; 3) reliance on management; and, 4) general audit approach.

19. Inquire of the independent auditor regarding any matters that are required to be reported under Section 10A of the Securities Exchange Act of 1934.

20. Obtain reports from management and the independent auditor that the Company and the Company's subsidiary/foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosures of insider and affiliated party transactions.

21. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

22. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

23. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

     a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management;

     b.   Any changes required in the planned scope; and,

     c.   The  responsibilities,   budget  and  staffing  of  senior  accounting
          personnel.

24. Prepare any report that is required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

25. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

26. Review with the Company's counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

27. Meet at least twice a year with management and the independent auditor in separate executive sessions. Special meetings may be called as needed.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

Adopted by resolution of the Board on June 19, 2002.

                               [Form of Proxy]

                             BUYERS UNITED, INC.
                           14870 Pony Express Road
                            Bluffdale, Utah 84065

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Theodore Stern and Paul Jarman as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Buyers United, Inc. (the "Company") held of record by the undersigned on May 2, 2003, at the Annual Meeting of Stockholders to be held on June ___, 2003, and at any adjournment or postponement thereof.

Proposal No. 1: The election of each of the following persons as directors of the Company.

    (1)Theodore Stern  (2)Gary Smith  (3)Edward Dallin Bagley  (4)Steve Barnett

     [ ]  For  all nominees
     [ ]  Withhold all nominees
     [ ] Withhold authority to vote for any individual nominee. Write number(s) of nominee(s) ______________

Proposal No. 2: Ratification of the appointment of Crowe Chizek and Company LLC as independent public accountants.

     [ ]    For              [ ]    Against          [ ]    Abstain

Proposal No.  3:  Approval of the Director Stock Option Plan.

     [ ]    For              [ ]    Against          [ ]    Abstain

Note: The proxies are authorized to vote in accordance with their judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted for Proposal No.'s 1, 2 and 3.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.


Dated:_______________________, 2003 __________________________________________


                                    __________________________________________

Please sign it exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.

Please mark, sign, date and promptly return the proxy card using the enclosed envelope. If your address is incorrectly shown, please print changes.